UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2023

FREYR Battery
(Exact name of registrant as specified in its charter)

Luxembourg	001-40581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22-24, Boulevard Royal, L-2449 Luxembourg
Grand Duchy of Luxembourg

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +352 621 727 777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, without nominal value	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 15, 2023, an extraordinary general meeting of shareholders was convened for FREYR Battery, a Luxembourg limited liability company (société anonyme) (“FREYR” or the “Company”) at the registered office of the Company, 22-24, Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, with respect to its previously announced plans to redomicile from Luxembourg to the U.S. (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, shareholders voted on the proposed agenda items contained in the convening notice for the Extraordinary General Meeting dated November 6, 2023 (the “Convening Notice”) and the proxy card form, both filed with the Securities and Exchange Commission.
Holders of 77,973,546 of the Company’s Ordinary Shares were present or represented, consisting of 55.81% of the 139,705,234 ordinary shares issued and eligible to participate at the Extraordinary General Meeting from a quorum and vote perspective. The Extraordinary General Meeting agenda items can be adopted, in accordance with the Company’s articles of association and Luxembourg law, by a two-thirds (2/3) majority of the votes validly cast for each proposal, with at least one half of the issued share capital of the Company present or represented at the Extraordinary General Meeting.
The results for each matter submitted to a vote of shareholders at the Extraordinary General Meeting were as follows:
Resolution I
It was resolved, to confirm the mandate as a member of the Board of Directors of the Company of Mr. Birger Steen to replace Mr. Torstein Dale Sjøtveit, with effect as of August 9, 2023, and for a period ending at the next annual general meeting of the Company (which corresponds to the duration of the mandate of Mr. Torstein Dale Sjøtveit).

For	Against	Abstentions	Broker Non-Votes
69,605,990	2,591,846	5,775,710	—
Resolution II
It was resolved, that the Extraordinary General Meeting acknowledges:
I.(a) the availability of certain written reports on the Merger (as defined below) contemplated under the Redomiciliation Transaction (as defined below) drawn up by (i) the Board of Directors and the board of directors of FREYR Battery, Inc., Delaware corporation, having its registered office at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801, United States of America (the “Absorbing Company” and together with the Company, the “Merging Companies”) in accordance with Article 1021-5 of the Luxembourg Law and (ii) EUROLUX AUDIT S.à r.l. and PKF Audit & Conseil (the “Merger Independent Specialists”) as independent experts in accordance with Article 1021-6 (1) of the Luxembourg Law and (b) the availability of the interim accounts of the Absorbing Company and the Company as at August 31, 2023 and June 30, 2023 respectively;
II.that all documents referred to by Article 1021-7 of the Luxembourg Law have been made available at the registered office of each of the Merging Companies for due inspection by the shareholders at least one (1) month prior to the date of the Extraordinary General Meeting (such documents collectively, the “Documents”); and
III.having been informed by virtue of the written reports of the boards of directors of each of the Merging Companies, drawn-up in accordance with Article 1021-5 of the Luxembourg Law, of the significant changes in the assets and liabilities of the Company between the date of the signature of the Common Draft Terms of Cross-Border Merger (as defined below) on September 29, 2023 and the date of the Extraordinary General Meeting and the date of the extraordinary general meeting of the sole shareholder of the Absorbing Company convened to approve the Merger.

For	Against	Abstentions	Broker Non-Votes
71,894,394	350,308	5,728,844	—
Resolution III
It was resolved, to:
I.adopt the merger agreement by and between the Company and the Absorbing Company (the “Merger Agreement”), and the common draft terms of cross-border merger (projet commun de fusion transfrontalière) (the “Common Draft Terms of Cross-Border Merger”) drawn up by the boards of directors of each of the Merging Companies, pursuant to which the Company will be absorbed and merged into the Absorbing Company, with the Absorbing Company surviving the cross-border merger (the “Merger”), and whereby (i) each issued and outstanding ordinary share of the Company (the “FREYR Ordinary Shares”) immediately prior to the effective time of the Merger (the “Effective Time”), will automatically be cancelled and the Absorbing Company will issue as consideration therefor new duly authorized, validly issued, fully paid and non-assessable common stock of the Absorbing Company (the “Common Stock”) to the shareholders of the Company on a one-to-one basis, (ii) each outstanding public and private warrant of the Company exercisable for one (1) FREYR Ordinary Share at an exercise price of $11.50 will become exercisable for one (1) Common Stock of the Absorbing Company and the Absorbing Company will assume the Company’s rights and obligations thereto, on the same terms as those that currently govern these warrants, and each warrant of the Absorbed Company held by EDGE Global LLC will become exercisable for one (1) Common Stock on the same terms as those that currently govern these warrants, (iii) all FREYR Ordinary Shares held in treasury by the Company outstanding immediately prior to the Effective Time will be ipso jure cancelled by virtue of and simultaneously with the Merger and said treasury shares will cease to exist and no consideration will be delivered in exchange thereafter, (iv) the Absorbing Company will assume, or will cause an applicable affiliate to assume, the FREYR 2021 Equity Incentive Plan (amended and restated as of May 10, 2023), as well as all other compensation or benefit plans, policies and arrangements previously maintained by the Company and (v) as a result of the Merger, at the Effective Time the amended and restated certificate of incorporation and bylaws of the Absorbing Company will come into effect (such transactions collectively referred to as the “Redomiciliation Transaction”); and
II.to approve the Merger and its legal and accounting effective time.

For	Against	Abstentions	Broker Non-Votes
71,924,656	363,910	5,684,980	—
Resolution IV
It was resolved, to grant power and authority to (i) any director of the Company or any person authorized by the Board of Directors, each individually and with full power of substitution, to appear before a notary in the Grand Duchy of Luxembourg to declare and confirm and issue the “Board Confirmation”, whereby the Board of Directors declares and confirms, in the name of and on behalf of the Company and the Board of Directors, that the conditions precedent to the Merger, as specified in the Merger Agreement and the Common Draft Terms of Cross-Border Merger, have been satisfied or waived and that the Merger is effective and (ii) any director of the Company and/or any lawyer or employee of the law firm Arendt & Medernach S.A. and/or any employee or clerk of the instrumenting notary in the Grand Duchy of Luxembourg, to individually carry out in the name and on behalf of the Company, any changes required by the matters set out in the foregoing proposals as well as all filings, notifications and publications necessary for the Merger.

For	Against	Abstentions	Broker Non-Votes
71,794,657	385,035	5,793,854	—
Each of the foregoing proposals for the Extraordinary General Meeting is more fully described in the Convening Notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR BATTERY

Date: December 18, 2023	By:	/s/ Are L. Brautaset
	Name:	Are L. Brautaset
	Title:	Chief Legal Officer

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